UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	September 30, 2016

Item 1. Schedule of Investments:

Putnam VT Absolute Return 500 Fund

The fund's portfolio
9/30/16 (Unaudited)

COMMON STOCKS (24.6%)(a)
			Shares	Value

Basic materials (1.3%)

Ashland Global Holdings, Inc.			79	$9,160

Bemis Co., Inc.			222	11,324

Braskem SA Class A (Preference) (Brazil)			6,300	48,643

China Lesso Group Holdings, Ltd. (China)			36,000	24,579

China Railway Construction Corp., Ltd. (China)			37,000	42,225

Hyosung Corp. (South Korea)			402	47,572

IRPC PCL (Thailand)			131,000	18,450

Lee & Man Paper Manufacturing, Ltd. (China)			8,000	7,310

Lotte Chemical Corp. (South Korea)			27	7,341

Novolipetsk Steel OJSC GDR (Russia)			331	4,303

PTT Global Chemical PCL (Thailand)			28,500	48,323

Reliance Steel & Aluminum Co.			145	10,444

Sappi, Ltd. (South Africa)(NON)			2,396	12,397

Sherwin-Williams Co. (The)			111	30,709

Siam Cement PCL (The) (Thailand)			2,750	41,239

Sinopec Shanghai Petrochemical Co., Ltd. (China)			78,000	39,729

Sonoco Products Co.			189	9,985

				413,733
Capital goods (1.6%)

Allison Transmission Holdings, Inc.			660	18,929

Avery Dennison Corp.			433	33,683

Berry Plastics Group, Inc.(NON)			221	9,691

BWX Technologies, Inc.			251	9,631

Carlisle Cos., Inc.			73	7,488

China Communications Construction Co., Ltd. (China)			19,000	20,140

China Railway Group, Ltd. (China)			61,000	44,489

Crown Holdings, Inc.(NON)			238	13,587

General Dynamics Corp.			290	44,996

Honeywell International, Inc.			637	74,268

Northrop Grumman Corp.			379	81,087

Raytheon Co.			609	82,903

Waste Management, Inc.			961	61,273

				502,165
Communication services (1.9%)

AT&T, Inc.			842	34,194

China Mobile, Ltd. (China)			1,000	12,278

Comcast Corp. Class A			530	35,160

DISH Network Corp. Class A(NON)			4,808	263,382

Juniper Networks, Inc.			2,124	51,103

KT Corp. (South Korea)			196	5,678

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)			194,600	64,461

Telkom SA SOC, Ltd. (South Africa)			7,217	31,813

Verizon Communications, Inc.			2,221	115,448

				613,517
Consumer cyclicals (2.6%)

Alfa SAB de CV (Mexico)			7,341	11,434

Aramark			168	6,389

Automatic Data Processing, Inc.			884	77,969

AutoZone, Inc.(NON)			81	62,236

Carter's, Inc.			95	8,237

CBS Corp. Class B (non-voting shares)			570	31,202

China Dongxiang Group Co., Ltd. (China)			45,000	8,913

Clorox Co. (The)			46	5,758

Dollar General Corp.			833	58,302

Foschini Group, Ltd. (The) (South Africa)			1,149	11,680

Hankook Tire Co., Ltd. (South Korea)			115	6,216

Hasbro, Inc.			403	31,970

Home Depot, Inc. (The)			89	11,453

Hyatt Hotels Corp. Class A(NON)			176	8,663

Imperial Holdings, Ltd. (South Africa)			475	5,784

Interpublic Group of Cos., Inc. (The)			1,028	22,976

Itausa - Investimentos Itau SA (Brazil)			12,200	31,286

John Wiley & Sons, Inc. Class A			98	5,058

Kia Motors Corp. (South Korea)			1,208	46,434

Kimberly-Clark Corp.			69	8,704

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)			21,301	48,183

Lowe's Cos., Inc.			942	68,022

Madison Square Garden Co. (The) Class A(NON)			22	3,727

Mr Price Group, Ltd. (South Africa)			1,978	21,874

News Corp. Class B			270	3,839

Omnicom Group, Inc.			31	2,635

PVH Corp.			80	8,840

Scotts Miracle-Gro Co. (The) Class A			95	7,911

ServiceMaster Global Holdings, Inc.(NON)			435	14,651

Smiles SA (Brazil)			3,200	53,105

TJX Cos., Inc. (The)			558	41,727

Top Glove Corp. Bhd (Malaysia)			11,000	13,576

Twenty-First Century Fox, Inc.			1,734	41,997

Vail Resorts, Inc.			21	3,294

Vantiv, Inc. Class A(NON)			796	44,791

World Fuel Services Corp.			160	7,402

				846,238
Consumer staples (2.4%)

Altria Group, Inc.			1,553	98,196

Church & Dwight Co., Inc.			256	12,268

Colgate-Palmolive Co.			875	64,873

Constellation Brands, Inc. Class A			41	6,826

CVS Health Corp.			765	68,077

General Mills, Inc.			857	54,745

Gruma SAB de CV Class B (Mexico)			3,204	42,034

Grupo Lala SAB de CV (Mexico)			16,759	31,980

Gudang Garam Tbk PT (Indonesia)			3,000	14,297

Hershey Co. (The)			572	54,683

JBS SA (Brazil)			5,599	20,350

KT&G Corp. (South Korea)			522	59,452

LG Household & Health Care, Ltd. (South Korea)			59	51,183

McDonald's Corp.			742	85,597

New Oriental Education & Technology Group, Inc. ADR (China)			262	12,146

PepsiCo, Inc.			62	6,744

Philip Morris International, Inc.			25	2,431

Pool Corp.			75	7,089

Procter & Gamble Co. (The)			328	29,438

Sao Martinho SA (Brazil)			698	12,588

Sysco Corp.			1,059	51,902

US Foods Holding Corp.(NON)			103	2,432

				789,331
Energy (1.4%)

Bangchak Petroleum PCL (The) (Thailand)			27,400	24,118

Dril-Quip, Inc.(NON)			72	4,013

Exxon Mobil Corp.			1,787	155,969

FMC Technologies, Inc.(NON)			622	18,455

Formosa Petrochemical Corp. (Taiwan)			16,000	48,264

Phillips 66			267	21,507

Schlumberger, Ltd.			1,194	93,896

SK Innovation Co., Ltd. (South Korea)			269	39,755

Thai Oil PCL (Thailand)			19,800	39,143

				445,120
Financials (5.2%)

Aflac, Inc.			359	25,801

AGNC Investment Corp.(R)			2,435	47,580

Agricultural Bank of China, Ltd. (China)			141,000	60,824

Alleghany Corp.(NON)			9	4,725

Allstate Corp. (The)			132	9,132

Ally Financial, Inc.			742	14,447

American Financial Group, Inc.			83	6,225

Annaly Capital Management, Inc.(R)			2,229	23,405

Aspen Insurance Holdings, Ltd.			191	8,899

Associated Banc-Corp.			163	3,193

Assured Guaranty, Ltd.			190	5,273

Banco Bradesco SA ADR (Brazil)			4,577	41,513

Bank Negara Indonesia Persero Tbk PT (Indonesia)			81,900	35,012

Bank of Communications Co., Ltd. (China)			70,000	53,748

Bank of New York Mellon Corp. (The)			643	25,643

Bank Rakyat Indonesia Persero Tbk PT (Indonesia)			27,800	26,082

Berkshire Hathaway, Inc. Class B(NON)			307	44,352

Brandywine Realty Trust(R)			309	4,827

Broadridge Financial Solutions, Inc.			251	17,015

Capital One Financial Corp.			430	30,887

Chimera Investment Corp.(R)			991	15,806

China Cinda Asset Management Co., Ltd. (China)			107,000	38,066

China Construction Bank Corp. (China)			69,000	51,500

Chongqing Rural Commercial Bank Co., Ltd. (China)			73,000	45,153

CoreLogic, Inc.(NON)			216	8,472

Corporate Office Properties Trust(R)			175	4,961

Discover Financial Services			603	34,100

Equity Commonwealth(NON)(R)			258	7,797

Equity Lifestyle Properties, Inc.(R)			81	6,252

Equity One, Inc.(R)			174	5,326

Equity Residential Trust(R)			394	25,346

Everest Re Group, Ltd.			83	15,768

Guangzhou R&F Properties Co., Ltd. (China)			33,600	53,113

Hanover Insurance Group, Inc. (The)			48	3,620

Highwealth Construction Corp. (Taiwan)			14,000	21,735

Highwoods Properties, Inc.(R)			159	8,287

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)			1,047	34,493

Industrial & Commercial Bank of China, Ltd. (China)			99,000	62,447

Industrial Bank of Korea (South Korea)			2,349	25,513

Intercontinental Exchange, Inc.			104	28,013

KB Financial Group, Inc. (South Korea)			100	3,435

Liberty Holdings, Ltd. (South Africa)			3,867	32,861

Liberty Property Trust(R)			191	7,707

Macerich Co. (The)(R)			149	12,050

Macquarie Mexico Real Estate Management SA de CV (Mexico)(R)			8,174	10,008

Marsh & McLennan Cos., Inc.			558	37,526

MFA Financial, Inc.(R)			1,294	9,679

Moscow Exchange MICEX-RTS OAO (Russia)(NON)			26,515	53,265

MRV Engenharia e Participacoes SA (Brazil)			4,400	16,154

Old Mutual PLC (South Africa)			12,524	32,856

People's Insurance Co. Group of China, Ltd. (China)			115,000	46,943

PNC Financial Services Group, Inc. (The)			751	67,658

Popular, Inc. (Puerto Rico)			316	12,078

Post Properties, Inc.(R)			80	5,290

Public Storage(R)			21	4,686

Regency Centers Corp.(R)			155	12,011

Reinsurance Group of America, Inc.			106	11,442

Retail Properties of America, Inc. Class A(R)			265	4,452

Sberbank of Russia PJSC ADR (Russia)			7,341	68,844

Shinhan Financial Group Co., Ltd. (South Korea)			442	16,190

SunTrust Banks, Inc.			562	24,616

TCF Financial Corp.			526	7,632

Travelers Cos., Inc. (The)			303	34,709

Two Harbors Investment Corp.(R)			1,290	11,004

U.S. Bancorp			715	30,666

Voya Financial, Inc.			831	23,949

Weingarten Realty Investors(R)			133	5,184

Wells Fargo & Co.			1,732	76,693

Western Alliance Bancorp(NON)			177	6,645

				1,670,584
Health care (2.3%)

AmerisourceBergen Corp.			274	22,134

C.R. Bard, Inc.			92	20,634

Charles River Laboratories International, Inc.(NON)			76	6,334

DaVita Inc.(NON)			495	32,705

Intuitive Surgical, Inc.(NON)			67	48,564

Johnson & Johnson			1,238	146,245

McKesson Corp.			400	66,700

Merck & Co., Inc.			742	46,308

Pfizer, Inc.			3,431	116,208

Richter Gedeon Nyrt (Hungary)			2,381	48,370

Thermo Fisher Scientific, Inc.			559	88,915

UnitedHealth Group, Inc.			640	89,600

VWR Corp.(NON)			149	4,226

Waters Corp.(NON)			37	5,864

				742,807
Technology (4.3%)

Agilent Technologies, Inc.			369	17,376

Alibaba Group Holding, Ltd. ADR (China)(NON)			210	22,216

Alphabet, Inc. Class A(NON)			166	133,474

Amdocs, Ltd.			341	19,727

Apple, Inc.			538	60,821

Applied Materials, Inc.			2,204	66,451

AU Optronics Corp. (Taiwan)			7,000	2,566

Cisco Systems, Inc.			3,581	113,589

CommerceHub, Inc. Ser. C(NON)			311	4,948

eBay, Inc.(NON)			2,613	85,968

Everlight Electronics Co., Ltd. (Taiwan)			13,000	20,847

Fiserv, Inc.(NON)			455	45,259

Fitbit, Inc. Class A(NON)			1,386	20,568

Foxconn Technology Co., Ltd. (Taiwan)			19,190	56,546

Genpact, Ltd.(NON)			325	7,784

Hon Hai Precision Industry Co., Ltd. (Taiwan)			34,100	86,334

Intuit, Inc.			251	27,613

L-3 Communications Holdings, Inc.			92	13,867

Microsoft Corp.			476	27,418

Motorola Solutions, Inc.			208	15,866

MSCI, Inc.			79	6,631

NetEase, Inc. ADR (China)			311	74,883

Paychex, Inc.			1,191	68,923

Samsung Electronics Co., Ltd. (South Korea)			132	192,383

Synopsys, Inc.(NON)			338	20,060

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)			2,068	63,260

Tencent Holdings, Ltd. (China)			2,600	72,041

Texas Instruments, Inc.			820	57,548

				1,404,967
Transportation (0.6%)

AirAsia Bhd (Malaysia)			4,200	2,837

China Southern Airlines Co., Ltd. (China)			60,000	33,907

Controladora Vuela Cia de Aviacion SAB de CV Class A (Mexico)(NON)			3,338	5,819

MISC Bhd (Malaysia)			14,900	27,206

OHL Mexico SAB de CV (Mexico)(NON)			7,494	9,944

Southwest Airlines Co.			452	17,578

United Parcel Service, Inc. Class B			836	91,425

				188,716
Utilities and power (1.0%)

American Electric Power Co., Inc.			507	32,554

American Water Works Co., Inc.			211	15,791

Equatorial Energia SA (Brazil)			2,100	32,493

Eversource Energy			218	11,811

Great Plains Energy, Inc.			372	10,152

Korea Electric Power Corp. (South Korea)			1,118	54,751

NiSource, Inc.			553	13,333

PG&E Corp.			788	48,202

Southern Co. (The)			824	42,271

Tenaga Nasional Bhd (Malaysia)			16,000	55,378

Transneft PJSC (Preference) (Russia)(NON)			2	4,287

Westar Energy, Inc.			192	10,896

				331,919

Total common stocks (cost $7,161,381)				$7,949,097

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (19.5%)(a)
			Principal amount	Value

U.S. Government Agency Mortgage Obligations (19.5%)

Federal National Mortgage Association Pass-Through Certificates
3.50%, TBA, 11/1/46			$2,000,000	$2,108,203
3.50%, TBA, 10/1/46			2,000,000	2,110,625
3.00%, TBA, 11/1/46			1,000,000	1,037,266
3.00%, TBA, 10/1/46			1,000,000	1,039,531

				6,295,625

Total U.S. government and agency mortgage obligations (cost $6,288,165)				$6,295,625

COMMODITY LINKED NOTES (7.4%)(a)(CLN)
			Principal amount	Value

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less 0.15%, 2017 (Indexed to the BofA Merrill Lynch Commodity MLCXP2KS Excess Return Strategy multiplied by 3)			$300,000	$292,889

Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 3-month USD LIBOR less 0.20%, 2017 (Indexed to the Citi Commodity Spread Index—Bloomberg Commodity IndexSM 3 Month Forward Sub-Indices versus Bloomberg Commodity IndexSM Sub-Indices multiplied by 3)			690,000	689,669

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less 0.16%, 2017 (Indexed to the S&P GSCI® Light Energy Total Return Index multiplied by 3)			400,000	422,608

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed to the S&P GSCI Total Return Index multiplied by 3) (United Kingdom)			258,000	314,107

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)			80,000	80,510

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017 (Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)			333,000	348,706

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016 (Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)			220,044	238,439

Total commodity Linked Notes (cost $2,281,044)				$2,386,928

MORTGAGE-BACKED SECURITIES (7.3%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (4.1%)

Federal Home Loan Mortgage Corporation
Ser. 4322, Class ID, IO, 4.50%, 5/15/43			$136,692	$16,000
Ser. 4568, Class MI, IO, 4.00%, 4/15/46			129,576	14,739
Ser. 4193, Class PI, IO, 4.00%, 3/15/43			60,593	8,639
Ser. 4604, Class QI, IO, 3.50%, 7/15/46			267,022	33,105
Ser. 4121, Class AI, IO, 3.50%, 10/15/42			206,253	36,342
Ser. 4097, Class PI, IO, 3.50%, 11/15/40			128,403	10,071
Ser. 4134, Class PI, IO, 3.00%, 11/15/42			225,620	24,177
Ser. 4206, Class IP, IO, 3.00%, 12/15/41			100,297	10,609

Federal National Mortgage Association
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46			88,470	20,465
IFB Ser. 12-68, Class BS, IO, 5.475%, 7/25/42			103,634	18,282
IFB Ser. 13-101, Class SE, IO, 5.375%, 10/25/43			90,857	22,502
Ser. 12-118, Class IC, IO, 3.50%, 11/25/42			157,049	27,005
Ser. 12-136, Class PI, IO, 3.50%, 11/25/42			65,326	6,499
Ser. 14-76, IO, 3.50%, 11/25/39			197,220	18,762
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43			66,468	6,946
Ser. 13-1, Class MI, IO, 3.00%, 1/25/43			144,406	12,638
Ser. 13-35, Class PI, IO, 3.00%, 2/25/42			284,345	21,752
Ser. 13-31, Class NI, IO, 3.00%, 6/25/41			84,994	6,765

Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39			170,540	30,637
IFB Ser. 13-129, Class SN, IO, 5.618%, 9/20/43			43,651	7,184
Ser. 14-182, Class KI, IO, 5.00%, 10/20/44			112,804	18,540
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44			144,429	24,953
Ser. 14-122, Class IC, IO, 5.00%, 8/20/44			60,067	9,458
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44			70,660	11,615
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40			11,775	422
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40			65,455	10,859
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40			94,802	16,762
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39			69,169	11,994
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46			98,763	19,506
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42			102,030	17,845
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40			26,859	4,063
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45			99,694	8,507
Ser. 15-79, Class CI, IO, 4.00%, 5/20/45			101,545	14,793
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45			92,513	19,272
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45			161,003	19,120
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42			64,580	8,417
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42(F)			154,694	26,464
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36			162,575	14,490
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46			112,341	10,111
Ser. 15-64, Class PI, IO, 3.50%, 5/20/45			137,026	11,476
Ser. 15-124, Class LI, IO, 3.50%, 3/20/45			535,333	30,782
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45			180,525	24,721
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45			94,718	14,081
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43			61,518	3,704
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43			57,649	4,364
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42			129,168	21,946
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41			56,133	3,570
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41			48,088	2,977
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40			131,006	13,070
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40			56,281	1,957
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39			86,791	8,530
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39			249,521	24,415
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39			95,385	8,346
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38			195,817	14,874
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38			160,651	19,568
Ser. 15-H22, Class GI, IO, 2.575%, 9/20/65			137,352	19,339
FRB Ser. 15-H16, Class XI, IO, 2.492%, 7/20/65			113,406	14,970
Ser. 15-H20, Class CI, IO, 2.468%, 8/20/65			186,844	24,395
Ser. 15-H25, Class BI, IO, 2.092%, 10/20/65			307,659	39,565
Ser. 15-H09, Class AI, IO, 2.072%, 4/20/65			247,343	28,815
Ser. 15-H24, Class HI, IO, 2.031%, 9/20/65			510,178	45,916
Ser. 16-H03, Class AI, IO, 2.026%, 1/20/66			167,270	20,765
Ser. 16-H02, Class BI, IO, 1.921%, 11/20/65			360,885	43,052
Ser. 15-H15, Class JI, IO, 1.921%, 6/20/65			286,841	32,958
Ser. 15-H19, Class NI, IO, 1.894%, 7/20/65			217,153	24,560
Ser. 16-H04, Class KI, IO, 1.884%, 2/20/66			120,131	12,720
Ser. 15-H18, Class IA, IO, 1.811%, 6/20/65			110,076	10,028
Ser. 15-H10, Class CI, IO, 1.788%, 4/20/65			173,083	18,424
Ser. 15-H26, Class GI, IO, 1.772%, 10/20/65			229,627	24,937
Ser. 14-H21, Class AI, IO, 1.747%, 10/20/64			217,979	24,239
Ser. 15-H09, Class BI, IO, 1.68%, 3/20/65			253,624	23,993
Ser. 15-H10, Class EI, IO, 1.62%, 4/20/65			151,511	10,939
Ser. 15-H24, Class BI, IO, 1.596%, 8/20/65			465,014	31,202
Ser. 15-H25, Class AI, IO, 1.594%, 9/20/65			331,578	31,301
Ser. 16-H08, Class GI, IO, 1.411%, 4/20/66			268,764	19,002

				1,329,811
Commercial mortgage-backed securities (1.5%)

Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class C, 5.565%, 3/11/39			25,000	22,708

Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3, Class B, 4.882%, 7/15/37			15,000	14,961

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D, 4.632%, 6/10/48			23,569	23,737

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1, Class AJ, 5.487%, 3/10/44			17,396	17,118

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB Ser. 04-C3, Class X1, IO, 1.052%, 12/10/41			47,766	609

GS Mortgage Securities Trust 144A FRB Ser. 13-GC16, Class D, 5.497%, 11/10/46			18,000	16,819

JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. 13-C14, Class E, 4.715%, 8/15/46			16,000	13,366

JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 06-LDP7, Class B, 6.116%, 4/17/45			20,000	10,000

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.385%, 2/12/51			20,000	17,600
Ser. 13-C13, Class E, 3.986%, 1/15/46			12,000	9,799

LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502%, 9/15/39			23,000	5,054
FRB Ser. 06-C6, Class C, 5.482%, 9/15/39			20,000	10,235

Merrill Lynch Mortgage Trust
FRB Ser. 05-CIP1, Class C, 5.781%, 7/12/38			18,042	17,651
Ser. 04-KEY2, Class D, 5.046%, 8/12/39			21,466	21,255

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147%, 12/12/49			25,000	24,973
FRB Ser. 06-4, Class XC, IO, 0.836%, 12/12/49			224,954	787

UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63			17,000	14,324
Ser. 13-C6, Class E, 3.50%, 4/10/46			38,000	27,010

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C23, Class F, 5.784%, 1/15/45			10,742	10,634

Wells Fargo Commercial Mortgage Trust 144A Ser. 12-LC5, Class E, 4.777s, 10/15/45			100,000	86,650

WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44			30,000	29,996
Ser. 12-C7, Class F, 4.50%, 6/15/45			100,000	85,820
Ser. 13-C12, Class E, 3.50%, 3/15/48			15,000	11,711

				492,817
Residential mortgage-backed securities (non-agency) (1.7%)

Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 3.45%, 4/25/34			25,921	25,655

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1.447%, 6/25/46			13,334	10,628
FRB Ser. 05-27, Class 1A6, 1.345%, 8/25/35			23,311	17,483
FRB Ser. 05-59, Class 1A1, 0.862%, 11/20/35			18,012	15,325
FRB Ser. 06-OC2, Class 2A3, 0.815%, 2/25/36			14,216	10,307
FRB Ser. 06-OC10, Class 2A2A, 0.705%, 11/25/36			15,480	13,467

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, 13.275%, 10/25/28			10,000	12,368
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, 12.775%, 9/25/28			60,000	73,536
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, 12.275%, 10/25/28			85,000	99,877
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, 6.225%, 4/25/28			38,000	41,087
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, 6.075%, 4/25/28			10,000	10,781
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2, 5.525%, 7/25/25			68,000	72,304
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, 4.525%, 5/25/25			6,000	6,232

Nomura Resecuritization Trust 144A FRB Ser. 15-4R, Class 1A14, 0.637%, 3/26/47			165,000	93,654

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 04-AR12, Class A2B, 0.985%, 10/25/44			32,968	30,604

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6, Class 7A2, 2.963%, 3/25/36			15,343	14,956

				548,264

Total mortgage-backed securities (cost $2,508,082)				$2,370,892

INVESTMENT COMPANIES (5.4%)(a)
			Shares	Value

Consumer Discretionary Select Sector SPDR Fund			3,356	$268,614

Consumer Staples Select Sector SPDR Fund			4,822	256,579

Health Care Select Sector SPDR Fund			3,629	261,687

Materials Select Sector SPDR Fund			5,738	273,990

SPDR S&P 500 ETF Trust			583	126,103

Technology Select Sector SPDR Fund			6,131	292,939

Utility Select Sector SPDR Fund			5,267	258,030

Total investment companies (cost $1,655,499)				$1,737,942

WARRANTS (1.3%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Aurobindo Pharma, Ltd. 144A (India)	6/22/17	$0.00	421	$5,409

Bharat Petroleum Corp., Ltd. 144A (India)	3/9/18	$0.00	5,993	$55,141

China State Construction Engineering Corp., Ltd. 144A (China)	12/10/17	0.00	56,604	52,361

HCL Technologies, Ltd. 144A (India)	11/17/16	0.00	2,766	33,231

Hindalco Industries, Ltd. 144A (India)	9/26/17	0.00	3,979	9,126

Hindustan Petroleum Corp., Ltd. 144A (India)	6/4/18	0.00	8,943	56,945

Indian Oil Corp., Ltd. 144A (India)	10/16/17	0.00	6,970	60,980

Infosys, Ltd. 144A (India)	10/10/16	0.00	4,142	64,454

Shanghai Automotive Co. (China)	3/2/17	0.00	11,700	38,345

Tata Motors, Ltd. 144A (India)	3/9/17	0.00	4,386	35,234

Wipro, Ltd. 144A (India)	10/6/17	0.00	415	2,985

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	7/24/17	0.00	3,100	10,257

Total warrants (cost $385,149)				$424,468

CORPORATE BONDS AND NOTES (1.2%)(a)
			Principal amount	Value

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 8.75%, 5/23/26 (Brazil)			$52,000	$57,460

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)			136,000	132,260

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 4.875%, 3/17/20 (Brazil)			44,000	44,110

Petroleos de Venezuela SA sr. unsec. notes 5.125%, 10/28/16 (Venezuela)			85,000	82,450

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.375%, 1/23/45 (Mexico)			20,000	19,100

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 4.50%, 1/23/26 (Mexico)			39,000	37,822

Total corporate bonds and notes (cost $363,404)				$373,202

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.2%)(a)
			Principal amount	Value

Brazil (Federal Republic of) sr. unsec. unsub. notes 10.00%, 1/1/17 (Brazil) (units)		BRL	80	$24,996

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%, 1/26/21 (Argentina)			$100,000	116,000

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%, 4/4/42 (Russia)			200,000	231,000

Total foreign government and agency bonds and notes (cost $340,344)				$371,996

ASSET-BACKED SECURITIES (0.2%)(a)
			Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.525%, 2/25/17 (acquired 2/4/16, cost $51,0000)(RES)			$51,000	$51,000

Total asset-backed securities (cost $51,000)				$51,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Credit Suisse International

(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915		$8,100	$12

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315		8,100	2

JPMorgan Chase Bank N.A.

(1.639)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.639		366,200	1,436

Total purchased swap options outstanding (cost $3,724)				$1,450

PURCHASED OPTIONS OUTSTANDING (0.3%)(a)
	Expiration		Contract
	date/strike price		amount	Value

SPDR S&P 500 ETF Trust (Put)	Sep-17/$180.00		$3,674	$19,071

SPDR S&P 500 ETF Trust (Put)	Aug-17/183.00		3,833	19,284

SPDR S&P 500 ETF Trust (Put)	Jul-17/180.00		3,684	15,231

SPDR S&P 500 ETF Trust (Put)	Jun-17/175.00		3,790	11,634

SPDR S&P 500 ETF Trust (Put)	May-17/177.00		3,743	10,062

SPDR S&P 500 ETF Trust (Put)	Apr-17/180.00		3,698	9,042

Total purchased options outstanding (cost $144,746)				$84,324

SHORT-TERM INVESTMENTS (52.2%)(a)
			Principal amount/shares	Value

Federal Home Loan Banks unsec. discount notes 0.397%, 10/7/16			$1,391,000	$1,390,971

Federal Home Loan Banks unsec. discount notes 0.340%, 10/6/16			200,000	199,997

Federal Home Loan Banks unsec. discount notes 0.471%, 10/3/16			200,000	200,000

Federal Home Loan Mortgage Corporation unsec. discount notes 0.330%, 10/7/16			1,000,000	999,979

Federal Home Loan Mortgage Corporation unsec. discount notes 0.345%, 10/6/16			1,300,000	1,299,979

Federal National Mortgage Association unsec. discount notes 0.320%, 11/14/16			775,000	774,801

Federal National Mortgage Association unsec. discount notes 0.300%, 10/18/16			1,900,000	1,899,850

Putnam Short Term Investment Fund 0.51%(AFF)		Shares	6,210,938	6,210,938

U.S. Treasury Bills 0.274%, 11/3/16(SEG)(SEGSF)(SEGCCS)			$1,700,000	1,699,709

U.S. Treasury Bills 0.321%, 10/20/16(SEG)(SEGCCS)			500,000	499,968

U.S. Treasury Bills 0.260%, 10/13/16			1,000,000	999,953

U.S. Treasury Bills 0.296%, 10/6/16(SEGSF)(SEGCCS)			700,000	699,994

Total short-term investments (cost $16,875,526)				$16,876,139

TOTAL INVESTMENTS

Total investments (cost $38,058,064)(b)				$38,923,063

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $5,747,364) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$36,802	$34,338	$2,464
	British Pound	Sell	12/21/16	71,923	73,718	1,795
	Canadian Dollar	Buy	10/19/16	10,901	10,919	(18)
	Canadian Dollar	Sell	10/19/16	10,901	11,053	152
	Euro	Buy	12/21/16	95,942	95,822	120
	Hong Kong Dollar	Sell	11/16/16	50,870	50,875	5
	Japanese Yen	Buy	11/16/16	34,581	34,840	(259)
	Mexican Peso	Buy	10/19/16	44,873	46,676	(1,803)
	Mexican Peso	Sell	10/19/16	44,873	46,359	1,486
	New Zealand Dollar	Buy	10/19/16	94,819	93,634	1,185
	New Zealand Dollar	Sell	10/19/16	94,819	93,919	(900)
	Norwegian Krone	Sell	12/21/16	48,743	47,291	(1,452)
	Swedish Krona	Sell	12/21/16	47,912	48,228	316
Barclays Bank PLC
	Australian Dollar	Buy	10/19/16	26,932	25,997	935
	British Pound	Sell	12/21/16	41,282	42,222	940
	Canadian Dollar	Buy	10/19/16	70,896	72,010	(1,114)
	Canadian Dollar	Sell	10/19/16	70,896	71,234	338
	Euro	Buy	12/21/16	131,456	130,454	1,002
	Japanese Yen	Sell	11/16/16	50,620	49,691	(929)
	New Zealand Dollar	Buy	10/19/16	21,103	21,099	4
	New Zealand Dollar	Sell	10/19/16	21,103	20,647	(456)
Citibank, N.A.
	Australian Dollar	Buy	10/19/16	99,389	96,489	2,900
	Brazilian Real	Sell	1/3/17	24,129	24,081	(48)
	Canadian Dollar	Buy	10/19/16	82,331	82,505	(174)
	Canadian Dollar	Sell	10/19/16	82,331	83,472	1,141
	Euro	Buy	12/21/16	47,802	47,617	185
	New Zealand Dollar	Buy	10/19/16	40,969	36,989	3,980
	South African Rand	Buy	10/19/16	49,762	45,480	4,282
	South African Rand	Sell	10/19/16	49,762	48,181	(1,581)
	Swedish Krona	Sell	12/21/16	47,713	47,669	(44)
Credit Suisse International
	Australian Dollar	Buy	10/19/16	62,204	61,057	1,147
	Australian Dollar	Sell	10/19/16	62,204	61,869	(335)
	Canadian Dollar	Buy	10/19/16	65,712	65,823	(111)
	Canadian Dollar	Sell	10/19/16	65,712	66,612	900
	Hong Kong Dollar	Sell	11/16/16	36,837	36,843	6
	Japanese Yen	Sell	11/16/16	50,821	50,456	(365)
	New Zealand Dollar	Buy	10/19/16	108,791	106,441	2,350
	New Zealand Dollar	Sell	10/19/16	108,791	106,824	(1,967)
	Swedish Krona	Buy	12/21/16	24,073	24,400	(327)
Deutsche Bank AG
	Australian Dollar	Buy	10/4/16	48,064	47,750	314
	Australian Dollar	Sell	10/4/16	48,064	47,254	(810)
	Japanese Yen	Buy	10/4/16	47,200	47,889	(689)
	Japanese Yen	Sell	10/4/16	47,200	47,446	246
Goldman Sachs International
	Australian Dollar	Buy	10/19/16	6,656	6,455	201
	British Pound	Sell	12/21/16	41,414	42,357	943
	Canadian Dollar	Buy	10/19/16	49,932	50,160	(228)
	Euro	Buy	12/21/16	95,266	94,728	538
	Indian Rupee	Buy	11/16/16	47,020	47,000	20
	Indonesian Rupiah	Buy	11/16/16	47,690	47,260	430
	Japanese Yen	Sell	11/16/16	71,112	70,414	(698)
	Mexican Peso	Buy	10/19/16	45,187	47,556	(2,369)
	Mexican Peso	Sell	10/19/16	45,187	46,476	1,289
	New Zealand Dollar	Buy	10/19/16	144,376	142,678	1,698
	New Zealand Dollar	Sell	10/19/16	144,376	142,078	(2,298)
	Russian Ruble	Buy	12/21/16	48,291	46,272	2,019
	South African Rand	Buy	10/19/16	52,407	47,733	4,674
	South African Rand	Sell	10/19/16	52,407	49,658	(2,749)
	Swedish Krona	Sell	12/21/16	103,665	103,573	(92)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/19/16	1,300	1,148	152
	Canadian Dollar	Buy	10/19/16	46,578	46,900	(322)
	Canadian Dollar	Sell	10/19/16	46,578	46,653	75
	Hong Kong Dollar	Sell	11/16/16	50,819	50,827	8
	New Zealand Dollar	Buy	10/19/16	47,664	47,654	10
	New Zealand Dollar	Sell	10/19/16	47,664	47,153	(511)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/19/16	92,350	90,284	2,066
	British Pound	Sell	12/21/16	118,010	120,740	2,730
	Canadian Dollar	Buy	10/19/16	120,525	121,109	(584)
	Euro	Buy	12/21/16	45,434	45,467	(33)
	Hong Kong Dollar	Sell	11/16/16	50,961	50,971	10
	Indian Rupee	Buy	11/16/16	47,642	47,239	403
	Indonesian Rupiah	Buy	11/16/16	47,762	46,653	1,109
	Indonesian Rupiah	Sell	11/16/16	47,269	47,828	559
	Japanese Yen	Sell	11/16/16	36,810	36,554	(256)
	New Zealand Dollar	Buy	10/19/16	142,411	139,796	2,615
	Norwegian Krone	Buy	12/21/16	4,566	3,888	678
	Russian Ruble	Buy	12/21/16	47,264	45,263	2,001
	Swedish Krona	Sell	12/21/16	249,858	249,649	(209)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/19/16	19,204	18,324	880
	British Pound	Sell	12/21/16	14,670	15,009	339
	Canadian Dollar	Buy	10/19/16	139,657	139,984	(327)
	Canadian Dollar	Sell	10/19/16	139,657	141,298	1,641
	Euro	Buy	12/21/16	48,140	47,880	260
	Japanese Yen	Buy	11/16/16	1,382	1,171	211
	New Zealand Dollar	Buy	10/19/16	109,373	108,944	429
	New Zealand Dollar	Sell	10/19/16	109,373	107,743	(1,630)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/19/16	24,254	24,168	86
	Canadian Dollar	Buy	10/19/16	57,860	59,804	(1,944)
	Japanese Yen	Sell	11/16/16	21,773	21,625	(148)
UBS AG
	Australian Dollar	Sell	10/19/16	29,687	29,818	131
	Canadian Dollar	Sell	10/19/16	175,181	177,352	2,171
	Japanese Yen	Sell	11/16/16	1,053	1,052	(1)
	New Zealand Dollar	Buy	10/19/16	6,185	5,137	1,048
WestPac Banking Corp.
	Australian Dollar	Buy	10/19/16	72,763	71,086	1,677
	Canadian Dollar	Buy	10/19/16	50,923	51,619	(696)
	Canadian Dollar	Sell	10/19/16	50,923	51,003	80

Total						$32,897

FUTURES CONTRACTS OUTSTANDING at 9/30/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-CAC 40 Index (Short)	2	$99,832	Oct-16	$(466)
S&P 500 Index E-Mini (Short)	25	2,700,500	Dec-16	(31,009)
S&P Mid Cap 400 Index E-Mini (Long)	9	1,394,640	Dec-16	23,522
Tokyo Price Index (Short)	1	$130,467	Dec-16	439
U.S. Treasury Bond 30 yr (Long)	2	336,313	Dec-16	(3,691)
U.S. Treasury Bond Ultra 30 yr (Short)	1	183,875	Dec-16	3,294
U.S. Treasury Note 5 yr (Short)	7	850,609	Dec-16	(2,858)
U.S. Treasury Note 10 yr (Long)	10	1,311,250	Dec-16	2,793
U.S. Treasury Note 10 yr (Short)	6	786,750	Dec-16	(1,699)

Total				$(9,675)

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/16 (premiums $44,503) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	$8,100	$56
JPMorgan Chase Bank N.A.

(1.3385)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.3385	366,200	1,574
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	229,000	17,445

Total			$19,075

WRITTEN OPTIONS OUTSTANDING at 9/30/16 (premiums $3,083) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Oct-16/$222.50	$8,004	$1,528
SPDR S&P 500 ETF Trust (Call)	Oct-16/220.50	3,381	664

Total			$2,192

TBA SALE COMMITMENTS OUTSTANDING at 9/30/16 (proceeds receivable $3,153,320) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.50%, 10/1/46	$2,000,000	10/13/16	$2,110,625
Federal National Mortgage Association, 3.00%, 10/1/46	1,000,000	10/13/16	1,039,531

Total			$3,150,156

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16 (Unaudited)

				Upfront		Payments	Payments	Unrealized
				premium	Termination	made by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

		$831,900	(E)	$(1,362)	12/21/21	1.25%	3 month USD-LIBOR-BBA	$(2,972)
		2,857,500	(E)	(3,845)	12/21/18	1.015%	3 month USD-LIBOR-BBA	(2,056)
		7,303,800	(E)	(19,309)	12/21/26	3 month USD-LIBOR-BBA	1.60%	58,462
		559,200	(E)	1,591	12/21/26	1.60%	3 month USD-LIBOR-BBA	(4,363)
		190,000	(E)	(193)	12/21/46	3 month USD-LIBOR-BBA	1.90%	4,201
		1,628,000	(E)	(4,680)	12/21/21	3 month USD-LIBOR-BBA	1.30%	2,453
		238,000	(E)	(438)	12/21/26	3 month USD-LIBOR-BBA	1.55%	964
		192,000		(3)	9/22/26	3 month USD-LIBOR-BBA	1.5115%	914
		491,000		(7)	9/23/26	1.542%	3 month USD-LIBOR-BBA	(3,757)
		393,700		(5)	9/27/26	3 month USD-LIBOR-BBA	1.467%	154
	AUD	1,000	(E)	(6)	12/28/21	1.86%	6 month AUD-BBR-BBSW	(5)
	AUD	98,000	(E)	(559)	12/28/26	2.20%	6 month AUD-BBR-BBSW	(1,192)
	CAD	445,000	(E)	(118)	12/21/21	1.05%	3 month CAD-BA-CDOR	(1,440)
	CAD	428,000	(E)	1,086	12/21/26	1.45%	3 month CAD-BA-CDOR	(3,900)
	CHF	170,000	(E)	(204)	12/21/26	6 month CHF-LIBOR-BBA	0.18%	(1,838)
	CHF	347,000	(E)	251	12/21/21	6 month CHF-LIBOR-BBA	0.50%	(1,240)
	EUR	474,000	(E)	(414)	12/21/21	0.10%	6 month EUR-EURIBOR-REUTERS	458
	EUR	610,000	(E)	442	12/21/26	6 month EUR-EURIBOR-REUTERS	0.40%	7,147
	GBP	519,000	(E)	3,317	12/21/21	0.65%	6 month GBP-LIBOR-BBA	(1,177)
	GBP	59,000	(E)	895	12/21/26	0.90%	6 month GBP-LIBOR-BBA	179
	NOK	1,352,000	(E)	302	12/21/26	1.55%	6 month NOK-NIBOR-NIBR	(684)
	NOK	3,902,000	(E)	197	12/21/21	1.25%	6 month NOK-NIBOR-NIBR	209
	NZD	735,000	(E)	3,107	12/21/21	2.30%	3 month NZD-BBR-FRA	(1,205)
	NZD	130,000	(E)	1,156	12/21/26	2.65%	3 month NZD-BBR-FRA	(502)
	SEK	2,040,000	(E)	872	12/21/21	0.10%	3 month SEK-STIBOR-SIDE	(573)
	SEK	674,000	(E)	(32)	12/21/26	3 month SEK-STIBOR-SIDE	0.80%	928

	Total			$(17,959)	$49,165
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$11,289	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(83)
	11,289	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(83)
baskets	43,732	—	8/2/17	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (MLTRFCF9) of common stocks	85,699
units	1,059	—	8/2/17	3 month USD-LIBOR-BBA minus 0.07%	Russell 1000 Total Return Index	(71,560)
Barclays Bank PLC
	$5,210	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(38)
	10,923	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	11
	25,398	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	192
Citibank, N.A.
	7,237	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(53)
baskets	20	—	12/16/16	(3 month USD-LIBOR-BBA plus 0.37%)	A basket (CGPUTQL2) of common stocks	34,342
baskets	13,930	—	11/10/16	3 month USD-LIBOR-BBA minus 0.75%	A basket (CGPUTS50) of common stocks	(8,508)
units	834	—	10/17/16	3 month USD-LIBOR-BBA minus 0.30%	MSCI Emerging Markets TR Net USD	(14,997)
units	1,562	—	3/17/17	3 month USD-LIBOR-BBA minus 0.14%	MSCI Emerging Markets TR Net USD	(7,114)
units	445	—	11/23/16	3 month USD-LIBOR-BBA minus 0.05%	Russell 1000 Total Return Index	19,609
Credit Suisse International
	$307,363	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	876
	61,187	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(464)
	5,195	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(39)
	81,592	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(635)
	37,859	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(294)
	37,477	—	1/12/45	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(336)
	44,288	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	324
Deutsche Bank AG
baskets	9,053	—	7/3/17	(3 month USD-LIBOR-BBA plus 0.31%)	A basket (DBCT13LP) of common stocks	161,221
baskets	9,057	—	7/3/17	3 month USD-LIBOR-BBA minus 0.45%	A basket (DBCT13SP) of common stocks	(97,142)
Goldman Sachs International
	$37,859	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(294)
	40,984	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	310
	34,701	—	1/12/44	(3.00%) 1 month USD-LIBOR	Synthetic TRS Index 3.00% 30 year Fannie Mae pools	212
baskets	40,469	—	12/15/20	(1 month USD-LIBOR-BBA plus 0.44%)	A basket (GSCBPUR1) of common stocks	66,372
units	8,792	—	12/15/20	(0.45%)	Goldman Sachs Volatility Carry US Scaled 3x Excess Return Strategy	8,494
units	301	—	12/12/16	1 month USD-LIBOR-BBA minus 0.17%	MSCI Emerging Markets TR Net USD	(2,536)
units	7,835	—	12/15/20	(0.45%)	Goldman Sachs Volatility Carry US Series 30 Excess Return Strategy	12,407
JPMorgan Chase Bank N.A.
	$9,263	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(68)
baskets	39,640	—	4/25/16	3 month USD-LIBOR-BBA minus 0.44%	A basket (JPCMPTSH) of common stocks	(329,494)
JPMorgan Securities LLC
	$47,193	(66)	1/12/45	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	301
UBS AG
units	5,659	—	8/21/17	1 month USD-LIBOR-BBA plus 0.35%	MSCI Emerging Markets TR Net USD	(25,679)

Total		$(66)	$(169,047)

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB- Index	BBB-/P	$68	$1,000	5/11/63	300 bp	$(21)
	CMBX NA BBB- Index	BBB-/P	121	2,000	5/11/63	300 bp	(58)
	CMBX NA BBB- Index	BBB-/P	228	4,000	5/11/63	300 bp	(129)
	CMBX NA BBB- Index	BBB-/P	247	4,000	5/11/63	300 bp	(110)
	Barclays Bank PLC
	CMBX NA BBB- Index	BBB-/P	887	8,000	5/11/63	300 bp	172
	CMBX NA BBB- Index	BBB-/P	141	25,000	1/17/47	300 bp	(1,936)
	Credit Suisse International
	CMBX NA BB Index	—	(2,105)	15,000	1/17/47	(500 bp)	422
	CMBX NA BB Index	—	(1,889)	107,000	5/11/63	(500 bp)	16,854
	CMBX NA BB Index	—	(491)	3,000	1/17/47	(500 bp)	15
	CMBX NA BBB- Index	BBB-/P	91,950	1,244,000	1/17/47	300 bp	(11,302)
	Goldman Sachs International
	CMBX NA BB Index	—	(6,445)	63,000	5/11/63	(500 bp)	4,591
	CMBX NA BB Index	—	(757)	5,000	1/17/47	(500 bp)	86
	CMBX NA BBB- Index	BBB-/P	365	7,000	5/11/63	300 bp	(260)
	CMBX NA BBB- Index	BBB-/P	435	9,000	5/11/63	300 bp	(368)
	CMBX NA BBB- Index	BBB-/P	878	18,000	5/11/63	300 bp	(730)
	CMBX NA BBB- Index	BBB-/P	3,376	36,000	5/11/63	300 bp	162
	CMBX NA BBB- Index	BBB-/P	1,448	17,000	1/17/47	300 bp	34
	CMBX NA BBB- Index	BBB-/P	2,607	30,000	1/17/47	300 bp	112
	CMBX NA BBB- Index	BBB-/P	10,595	152,000	1/17/47	300 bp	(2,021)
	CMBX NA BBB- Index	BBB-/P	12,344	167,000	1/17/47	300 bp	(1,517)

	Total		$114,003	$3,996

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at September 30, 2016. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
			received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	NA HY Series 27 Index	B+/P	$(33,983)	$981,000	12/20/21	500 bp	$9,512

	Total		$(33,983)	$9,512

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at September 30, 2016. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications.

Key to holding's currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2016 through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $32,301,249.
(CLN)	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note's value relative to the change in the underlying index.
(b)	The aggregate identified cost on a tax basis is $38,106,717, resulting in gross unrealized appreciation and depreciation of $1,160,116 and $343,770, respectively, or net unrealized appreciation of $816,346.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $51,000, or 0.2% of net assets.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund*	$8,587,075	$3,732,943	$12,320,018	$11,758	$—
	Putnam Short Term Investment Fund*	6,090,869	12,083,016	11,962,947	21,990	6,210,938
	Totals	$14,677,944	$15,815,959	$24,282,965	$33,748	$6,210,938
* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $7,609,600 to cover certain derivative contracts, tender option bonds and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swap contracts taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swap contracts in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. {^^^ Certain securities may be valued on the basis of a price provided by a single source. ^^^}The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk, and to gain exposure to currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $416,070 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $319,994 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$203,738	$209,995	$—
Capital goods	437,536	64,629	—
Communication services	531,100	82,417	—
Consumer cyclicals	771,099	75,139	—
Consumer staples	664,399	124,932	—
Energy	357,101	88,019	—
Financials	1,096,330	574,254	—
Health care	742,807	—	—
Technology	974,250	430,717	—
Transportation	124,766	63,950	—
Utilities and power	221,790	110,129	—
Total common stocks	6,124,916	1,824,181	—
Asset-backed securities	—	51,000	—
Commodity linked notes	—	2,386,928	—
Corporate bonds and notes	—	373,202	—
Foreign government and agency bonds and notes		371,996
Investment companies	1,737,942	—	—
Mortgage-backed securities	—	2,370,892	—
Purchased options outstanding	—	84,324	—
Purchased swap options outstanding	—	1,450	—
U.S. government and agency mortgage obligations	—	6,295,625	—
Warrants	—	424,468	—
Short-term investments	6,210,938	10,665,201	—

Totals by level	$14,073,796	$24,849,267	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$32,897	$—
Futures contracts	(9,675)	—	—
Written options outstanding	—	(2,192)	—
Written swap options outstanding	—	(19,075)	—
TBA sale commitments	—	(3,150,156)	—
Interest rate swap contracts	—	67,124	—
Total return swap contracts	—	(168,981)	—
Credit default contracts	—	(66,512)	—

Totals by level	$(9,675)	$(3,306,895)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of December 31, 2015	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3 †	Total transfers out of Level 3 †	Balance as of September 30, 2016
Asset-backed securities	$133,000	—	—	—	—	(133,000)	—	—	$—
Mortgage-backed securities	$489,513	(38,345)	—	17,024	—	(12,535)	—	(455,657)	$—
Totals	$622,513	$(38,345)	$—	$17,024	$—	$(145,535)	$—	$(455,657)	$—

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities.
# Includes $0 related to Level 3 securities still held at period end.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$77,150	$143,662
Foreign exchange contracts	61,374	28,477
Equity contracts	920,897	590,697
Interest rate contracts	111,944	64,701

Total	$1,171,365	$827,537

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)		$18,000
Purchased currency option contracts (contract amount)		$170,000
Purchased swap option contracts (contract amount)		$1,200,000
Written equity option contracts (contract amount)		$13,000
Written swap option contracts (contract amount)		$1,700,000
Futures contracts (number of contracts)		40
Forward currency contracts (contract amount)		$6,700,000
Centrally cleared interest rate swap contracts (notional)		$24,900,000
OTC total return swap contracts (notional)		$27,500,000
OTC credit default contracts (notional)		$1,800,000
Centrally cleared credit default contracts (notional)		$1,800,000
Warrants (number of warrants)		69,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	—	—	71,949	—	—	—	—	—	—	—	—	—	—	—	—	71,949
	OTC Total return swap contracts*#	85,699	203	—	53,951	1,200	161,221	87,795	—	—	367	—	—	—	—	—	390,436
	OTC Credit default contracts*#	—	—	—	—	21,776	—	11,879	—	—	—	—	—	—	—	—	33,655
	Centrally cleared credit default contracts§	—	—	5,879	—	—	—	—	—	—	—	—	—	—	—	—	5,879
	Futures contracts§	—	—	—	—	—	—	—	—	—	—	4,805	—	—	—	—	4,805
	Forward currency contracts#	7,523	3,219	—	12,488	4,403	560	11,812	245	12,171	—	—	3,760	86	3,350	1,757	61,374
	Purchased swap options#	—	—	—	—	14	—	—	—	1,436	—	—	—	—	—	—	1,450
	Purchased options#	19,284	—	—	35,907	—	—	—	—	29,133	—	—	—	—	—	—	84,324

	Total Assets	$112,506	$3,422	$77,828	$102,346	$27,393	$161,781	$111,486	$245	$42,740	$367	$4,805	$3,760	$86	$3,350	$1,757	$653,872

	Liabilities:
	Centrally cleared interest rate swap contracts§	—	—	113,421	—	—	—		—	—	—	—	—	—	—	—	113,421
	OTC Total return swap contracts*#	71,726	38	—	30,672	1,768	97,142	2,830	—	329,562	—	—	—	—	25,679	—	559,417
	OTC Credit default contracts*#	982	2,792	—	—	103,252	—	36,636	—	—	—	—	—	—	—	—	143,662
	Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	Futures contracts§	—	—	—	—	—	—	—	—	—	—	6,339	—	—	—	—	6,339
	Forward currency contracts#	4,432	2,499	—	1,847	3,105	1,499	8,434	833	1,082	—	—	1,957	2,092	1	696	28,477
	Written swap options#	—	—	—	—	56	—	—	—	19,019	—	—	—	—	—	—	19,075
	Written options#	664	—	—	—	—	—	—	—	1,528	—	—	—	—	—	—	2,192

	Total Liabilities	$77,804	$5,329	$113,421	$32,519	$108,181	$98,641	$47,900	$833	$351,191	$—	$6,339	$1,957	$2,092	$25,680	$696	$872,583

	Total Financial and Derivative Net Assets	$34,702	$(1,907)	$(35,593)	$69,827	$(80,788)	$63,140	$63,586	$(588)	$(308,451)	$367	$(1,534)	$1,803	$(2,006)	$(22,330)	$1,061	$(218,711)
	Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	Net amount	$34,702	$(1,907)	$(35,593)	$69,827	$(80,788)	$63,140	$63,586	$(588)	$(308,451)	$367	$(1,534)	$1,803	$(2,006)	$(22,330)	$1,061

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: November 28, 2016